Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE FIRST QUARTER ENDED MARCH 31, 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FORWARD-LOOKING STATEMENTS

FOR THE FIRST QUARTER ENDED MARCH 31, 2010

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the continuing impact of the severe economic recession that began in 2007;

•	the general level of interest rates and the availability of capital, particularly in light of the recent disruption in the credit markets;

•	the competitive environment in which we operate;

•

real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the continuing impact of the severe economic slow-down that began in 2007;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as fires, hurricanes and earthquakes;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FOR THE FIRST QUARTER ENDED MARCH 31, 2010

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview	5 - 6
Property Segment Summary	7
Consolidated Leasing Statistics	8
Acquisition and Disposition Summary	9
Development Overview	10
Indebtedness	11
Capitalization and Fixed Charge Coverage	12
Institutional Capital Management Summary	13
Definitions	14-15

First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009
	(unaudited)
REVENUES:
Rental revenues	$57,990	$62,233
Institutional capital management and other fees	640	667

Total Revenues	58,630	62,900

OPERATING EXPENSES:
Rental expenses	8,786	8,668
Real estate taxes	9,280	8,673
Real estate related depreciation and amortization	28,594	26,156
General and administrative	5,652	5,468

Total Operating Expenses	52,312	48,965

Operating Income	6,318	13,935

OTHER INCOME AND (EXPENSE):
Equity in income (loss) of unconsolidated joint ventures, net	(611)	4,180
Interest expense	(12,788)	(13,341)
Interest income and other income (expense)	(863)	134
Income and other taxes	(238)	(891)

Income (Loss) From Continuing Operations	(8,182)	4,017
Discontinued operations:
Operating income (loss) and other expenses	(49)	435
Loss on dispositions of real estate interests	(5)	(3)

Income (loss) from discontinued operations	(54)	432

Income (Loss) Before Gain on Dispositions of Real Estate Interests	(8,236)	4,449
Gain on dispositions of real estate interests	16	37

Consolidated Net Income (Loss)	(8,220)	4,486
Net (income) loss attributable to noncontrolling interests	997	(659)

Net Income (Loss) Attributable to DCT Common Stockholders	$(7,223)	$3,827

EARNINGS PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$(0.04)	$0.02
Income (loss) from discontinued operations	0.00	0.00
Gain on dispositions of real estate interests	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.04)	$0.02

EARNINGS PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$(0.04)	$0.02
Income (loss) from discontinued operations	0.00	0.00
Gain on dispositions of real estate interests	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.04)	$0.02

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	208,350	175,661

Diluted	208,350	175,661

1	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	March 31, 2010	December 31, 2009
	(unaudited)
ASSETS
Operating properties	$2,709,891	$2,712,291
Properties under development	140,738	138,698
Properties under redevelopment	42,656	42,048
Pre-development and land held for development	23,365	23,377

Total Investment in Properties	2,916,650	2,916,414
Less accumulated depreciation and amortization	(471,234)	(451,242)

Net Investment in Properties	2,445,416	2,465,172
Investment in and advances to unconsolidated joint ventures	110,270	111,238

Net Investment in Real Estate	2,555,686	2,576,410
Cash and cash equivalents	8,674	19,120
Notes receivable	17,464	19,084
Deferred loan costs, net	2,444	4,919
Straight-line rent and other receivables, net	30,540	31,607
Other assets, net	11,711	13,152

Total Assets	$2,626,519	$2,664,292

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$25,485	$36,261
Distributions payable	16,635	16,527
Tenant prepaids and security deposits	18,636	19,451
Other liabilities	6,828	5,759
Intangible lease liabilities, net	5,499	5,946
Line of credit	88,000	—
Senior unsecured notes	625,000	625,000
Mortgage notes	417,882	511,715

Total Liabilities	1,203,965	1,220,659
Total Stockholders’ Equity	1,207,221	1,217,635
Noncontrolling interests	215,333	225,998

Total Liabilities and Equity	$2,626,519	$2,664,292

2	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FUNDS FROM OPERATIONS

(amounts in thousands, except per share and unit data)

	Three Months Ended March 31,
	2010	2009
	(unaudited)
Reconciliation of Net Income to FFO:
Net Income (Loss) Attributable to DCT Common Stockholders	$(7,223)	$3,827
Adjustments:
Real estate related depreciation and amortization	28,594	26,455
Equity in (income) losses of unconsolidated joint ventures, net	611	(4,180)
Equity in FFO of unconsolidated joint ventures	1,400	6,549
Less: (Gain) loss on dispositions of real estate interests and business combinations	384	(34)
Gain on dispositions of non-depreciated real estate	11	113
Noncontrolling interest in the operating partnership’s share of the above adjustments	(3,608)	(4,488)
FFO attributable to unitholders	2,647	5,150

FFO attributable to common stockholders and unitholders, basic and diluted	$22,816	$33,392

FFO per common share and unit, basic and diluted	$0.10	$0.16

FFO weighted average shares and units outstanding:
Common shares for earnings per share, basic	208,350	175,661
Participating securities	1,353	1,455
Units	27,345	32,029

FFO weighted average common shares, participating securities and units outstanding - basic	237,048	209,145
Dilutive common stock equivalents	435	—

FFO weighted average common shares, participating securities and units outstanding - diluted	237,483	209,145

Dividends declared per common share	$0.07	$0.08

3	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009
	(unaudited)
Net Operating Income: (1)
Rental revenues	$57,990	$62,233
Rental expenses and real estate taxes	(18,066)	(17,341)

Net Operating Income (2)	$39,924	$44,892

Consolidated Operating Properties: (1)
Square feet as of the period end	52,913	51,209
Average occupancy	86.1%	91.1%
Occupancy as of period end	85.3%	89.7%
Same Store Operating Data: (1)
Rental revenues	$54,979	$61,283
Rental expenses and real estate taxes, net of related bad debt expense	(16,734)	(16,729)

Same Store Net Operating Income	38,245	44,554
Less revenue from lease terminations	(34)	(1,397)

Net Operating Income excluding revenue from lease terminations	38,211	43,157

Less straight-line rents, net of related bad debt expense	(1,117)	(260)
Add back amortization of above/(below) market rents	349	511

Cash Net Operating Income (excluding revenue from lease terminations)	$37,443	$43,408

Net Operating Income growth (excluding revenue from lease terminations)	(11.5)%	—
Cash Net Operating Income growth (excluding revenue from lease terminations)	(13.7)%	—
Square feet in same store population	51,012	51,012
Average occupancy	85.6%	90.9%
Occupancy as of period end	84.8%	89.7%

Supplemental consolidated cash flow and other information:
Straight-line rents - increase (decrease) to revenue, net of related bad debt expense (3)	$1,451	$320
Straight-line rent receivable (balance sheet) (3)	$22,801	$20,293
Net amortization of above/below market rents - increase (decrease) to revenue (3)	$(255)	$(507)
Capitalized interest	$925	$1,671
Stock-based compensation amortization	$1,136	$1,138
Revenue from lease terminations (3)	$34	$1,401
Bad debt expense, excluding bad debt expense related to straight-line rents (3)	$289	$839
Consolidated Capital Expenditures (3):
Development and expansions	$2,835	$4,132
Building and land improvements	1,893	1,252
Tenant improvements and leasing costs (including make-ready)	2,800	3,530

Total capital expenditures	$7,528	$8,914

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of Net Operating Income to Net Income.
(3)	Includes discontinued operations.

4	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF MARCH 31, 2010

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	52	100.0%	6,710	12.7%	76.1%	$17,671	10.3%
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	83.9%	6,362	3.7%
Central Pennsylvania	8	100.0%	1,453	2.8%	81.1%	4,793	2.8%
Charlotte	10	100.0%	1,006	1.9%	70.7%	2,809	1.6%
Chicago	15	100.0%	2,869	5.4%	79.5%	8,315	4.8%
Cincinnati	34	100.0%	3,729	7.1%	88.8%	11,979	7.0%
Columbus	14	100.0%	4,301	8.1%	85.7%	9,377	5.4%
Dallas	46	100.0%	4,288	8.1%	87.6%	13,175	7.7%
Denver	1	100.0%	160	0.3%	90.3%	832	0.5%
Houston	40	100.0%	2,911	5.5%	93.1%	14,015	8.1%
Indianapolis	7	100.0%	2,299	4.4%	98.7%	6,357	3.7%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009	0.6%
Louisville	4	100.0%	1,330	2.5%	87.1%	3,560	2.1%
Memphis	10	100.0%	4,333	8.2%	91.8%	9,755	5.7%
Mexico	11	100.0%	1,163	2.2%	86.7%	4,591	2.7%
Miami	6	100.0%	727	1.4%	71.0%	3,798	2.2%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,802	1.0%
Nashville	5	100.0%	2,826	5.3%	96.5%	7,257	4.2%
New Jersey	9	100.0%	1,051	2.0%	59.2%	3,761	2.2%
Northern California	25	100.0%	2,564	4.8%	72.5%	11,241	6.5%
Orlando	12	100.0%	1,064	2.0%	83.7%	4,350	2.5%
Phoenix	14	100.0%	1,632	3.1%	78.0%	5,376	3.1%
San Antonio	15	100.0%	1,349	2.5%	86.7%	4,147	2.4%
Seattle	7	100.0%	1,115	2.1%	94.8%	5,444	3.2%
Southern California	14	100.0%	2,006	3.8%	96.2%	10,360	6.0%

Total/Weighted Average - Operating Properties	375	100.0%	52,913	100.0%	85.3%	172,136	100.0%

Consolidated Redevelopment Properties:
Chicago	2	100.0%	508	65.0%	0.0%	N/A	N/A
Mexico	1	100.0%	135	17.3%	32.2%	N/A	N/A
New Jersey	1	100.0%	138	17.7%	47.0%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	4	100.0%	781	100.0%	13.9%	502	N/A

Consolidated Development Properties:
Baltimore/Washington D.C.	4	95.0%	288	9.1%	57.5%	N/A	N/A
Cincinnati	2	100.0%	840	26.6%	0.0%	N/A	N/A
Memphis	1	100.0%	885	28.1%	46.7%	N/A	N/A
Mexico	3	100.0%	354	11.2%	0.0%	N/A	N/A
Orlando	4	100.0%	329	10.4%	7.7%	N/A	N/A
Southern California	1	100.0%	460	14.6%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	15	99.5%	3,156	100.0%	19.1%	2,535	N/A

Total/Weighted Average - Consolidated Properties	394	100.0%	56,850	N/A	80.7%	$175,173	N/A

Continued on next page

5	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF MARCH 31, 2010 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (3)	2	50.0%	463	100.0%	100.0%	1,576	100.0%

Operating Properties in Funds:
Atlanta	2	17.2%	703	5.0%	100.0%	1,970	4.1%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,983	10.3%
Charlotte	1	4.4%	472	3.3%	100.0%	1,509	3.1%
Chicago	4	18.1%	1,525	10.8%	95.9%	5,725	11.8%
Cincinnati	5	11.9%	1,847	13.1%	100.0%	6,157	12.7%
Columbus	2	6.3%	451	3.2%	100.0%	1,560	3.2%
Dallas	4	16.8%	1,726	12.3%	88.1%	4,558	9.4%
Denver	5	20.0%	773	5.5%	91.8%	3,180	6.6%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,808	3.8%
Kansas City	1	11.4%	180	1.3%	100.0%	728	1.5%
Louisville	5	10.0%	900	6.4%	90.8%	2,680	5.5%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.6%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,290	4.7%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,789	7.8%
New Jersey	2	10.7%	216	1.5%	83.0%	873	1.8%
Northern California	1	4.4%	396	2.8%	100.0%	1,758	3.7%
Orlando	2	20.0%	696	4.9%	82.7%	2,612	5.4%

Total/Weighted Average - Fund Operating Properties	45	14.1%	14,101	100.0%	93.8%	48,421	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	8	50.0%	3,452	N/A	8.8%	1,370	N/A

Total/Weighted Average - Unconsolidated Properties	55	21.9%	18,016	N/A	77.6%	51,367	N/A

Operating Properties Asset Managed Only:
Atlanta	1	0.0%	491	100.0%	100.0%	N/A	N/A

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	422	N/A	67,477	89.5%	87.2%	222,133	N/A
Total/Weighted Average - Consolidated Redevelopment Properties	4	N/A	781	1.0%	13.9%	502	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	23	N/A	6,608	8.8%	13.8%	3,905	N/A
Total/Weighted Average - Asset Managed Only Properties	1	N/A	491	0.7%	100.0%	N/A	N/A

Total/Weighted Average - All Properties	450	N/A	75,357	100.0%	80.1%	$226,540	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases or decreases.
(3)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

6	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY SEGMENT SUMMARY AS OF MARCH 31, 2010

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
	(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	28	5,671	76.3%	13	678	77.3%	11	361	69.5%	52	6,710	76.1%
Baltimore/Washington D.C.	12	1,446	83.9%	—	—	—	—	—	—	12	1,446	83.9%
Central Pennsylvania	8	1,453	81.1%	—	—	—	—	—	—	8	1,453	81.1%
Charlotte	5	715	62.6%	5	291	90.8%	—	—	—	10	1,006	70.7%
Chicago	12	2,374	81.1%	3	495	72.1%	—	—	—	15	2,869	79.5%
Cincinnati	14	2,907	89.6%	19	756	87.7%	1	66	69.8%	34	3,729	88.8%
Columbus	12	4,227	85.7%	2	74	90.2%	—	—	—	14	4,301	85.7%
Dallas	23	3,268	90.7%	7	359	81.0%	16	661	75.8%	46	4,288	87.6%
Denver	1	160	90.3%	—	—	—	—	—	—	1	160	90.3%
Houston	14	1,878	96.9%	14	706	88.7%	12	327	81.1%	40	2,911	93.1%
Indianapolis	7	2,299	98.7%	—	—	—	—	—	—	7	2,299	98.7%
Kansas City	1	225	100.0%	—	—	—	—	—	—	1	225	100.0%
Louisville	4	1,330	87.1%	—	—	—	—	—	—	4	1,330	87.1%
Memphis	10	4,333	91.8%	—	—	—	—	—	—	10	4,333	91.8%
Mexico	6	693	90.0%	5	470	81.9%	—	—	—	11	1,163	86.7%
Miami	3	521	60.5%	2	157	100.0%	1	49	89.0%	6	727	71.0%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	5	2,826	96.5%	—	—	—	—	—	—	5	2,826	96.5%
New Jersey	7	937	54.2%	2	114	100.0%	—	—	—	9	1,051	59.2%
Northern California	8	1,696	63.5%	17	868	89.9%	—	—	—	25	2,564	72.5%
Orlando	2	367	88.3%	10	697	81.3%	—	—	—	12	1,064	83.7%
Phoenix	8	1,492	78.2%	6	140	75.9%	—	—	—	14	1,632	78.0%
San Antonio	11	1,096	90.3%	4	253	71.3%	—	—	—	15	1,349	86.7%
Seattle	7	1,115	94.8%	—	—	—	—	—	—	7	1,115	94.8%
Southern California	10	1,743	95.9%	3	242	100.0%	1	21	76.9%	14	2,006	96.2%

Total/Weighted Average - Operating Properties	220	45,051	85.7%	113	6,377	84.7%	42	1,485	75.6%	375	52,913	85.3%
Consolidated Redevelopment Properties	2	578	11.2%	2	203	21.3%	—	—	—	4	781	13.9%
Consolidated Development Properties	13	3,030	19.1%	2	126	20.0%	—	—	—	15	3,156	19.1%

Total/Weighted Average - Consolidated Properties	235	48,659	80.7%	117	6,706	81.6%	42	1,485	75.6%	394	56,850	80.7%

Unconsolidated Properties:
Operating Properties in Funds	45	14,101	93.8%	—	—	—	—	—	—	45	14,101	93.8%
Operating Properties	2	463	100.0%	—	—	—	—	—	—	2	463	100.0%
Development Properties	6	3,228	7.2%	2	224	32.9%	—	—	—	8	3,452	8.8%
Asset Managed Properties	1	491	100.0%	—	—	—	—	—	—	1	491	100.0%

Total/Weighted Average - All Properties	289	66,942	80.2%	119	6,930	80.0%	42	1,485	75.6%	450	75,357	80.1%

Total Annualized Base Rent - All Properties (in thousands)			$187,928			$30,413			$8,199			$226,540

Property Type as a Percentage of Consolidated Operating Properties		85%			12%			3%			100%

7	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q1 2010

OPERATING:
Bulk Distribution	28	2,834	-8.2%	-15.1%	56.2	$4,293	$1.51
Light Industrial	16	289	-14.8%	-5.0%	45.8	683	2.36
Service Center	8	76	-8.0%	-8.1%	45.4	263	3.46

Total/Weighted Average	52	3,199	-8.8%	-14.2%	55.0	$5,239	$1.64

Weighted Average Retention	64.7%

DEVELOPMENT:
Bulk Distribution	3	570

Lease Expirations For Consolidated Operating Properties as of March 31, 2010 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2010 (4)	6,880	$27,336	14.2%
2011	8,419	34,769	18.1%
2012	6,887	30,649	15.9%
2013	6,932	31,063	16.1%
2014	6,978	28,443	14.8%
2015	3,694	15,188	7.9%
Thereafter	5,350	24,977	13.0%

Total leased	45,140	$192,425	100.0%

Available	7,773

Total consolidated operating properties	52,913

(1)	Does not include month-to-month leases, unless otherwise noted.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

8	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

ACQUISITION AND DISPOSITION SUMMARY FOR THE THREE MONTHS ENDED MARCH 31, 2010

	Property	Description	Market
ACQUISITIONS

Q1 None. (1)

DISPOSITIONS

Q1 None. (2)

(1)	On April 14, 2010, we acquired one bulk industrial building comprised of 150,000 square feet in the New Jersey market.
(2)	On May 5, 2010, we disposed one light industrial building comprised of 15,000 square feet in the Cincinnati market.

9	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

DEVELOPMENT OVERVIEW AS OF MARCH 31, 2010

(square feet and dollars in thousands)

Project	Market	Number of Bldgs.	Square Feet	Book Cost(1)	Total Projected Investment	Percentage Leased(2)
STABILIZED (CONSOLIDATED):
Dulles Industrial Phase I - Building D1	Baltimore/Washington	1	64	6,174		100%

CONSOLIDATED:

Development Projects in Lease Up

Dulles Industrial Phase I - Buildings A, B and D2	Baltimore/Washington	3	224			45%
DCT Port Union	Cincinnati	2	840			7%
Deltapoint	Memphis	1	885			100%
Nexxus	Mexico	3	354			0%
ADC North I	Orlando	2	203			20%
Airport Dist Center	Orlando	2	126			76%
Sycamore Canyon A	Southern California	1	460			70%

Total/Weighted Average		14	3,092	$134,564	$151,788	49%

UNCONSOLIDATED:
Development Projects in Lease Up
SCLA (3)	Southern California	4	1,520	$63,050	$68,195	24%
IDI/DCT, LLC (4)	Chicago, Nashville, Northern California, Savannah	4	1,932	74,512	88,016	0%

Total/Weighted Average		8	3,452	$137,562	$156,211	11%

Total/Weighted Average Development Projects in Lease Up		22	6,544	$272,126	$307,999	29%

DCT Pro Rata Share (5)		n/a	4,868	$208,073	$234,550	34%

Projected Yield - Development Projects in Lease Up		5.9%

(1)

Excludes Approximately $23.4 million of land held (107 acres) and capitalized pre-development costs in Baltimore/Washington, Cincinnati, Indianapolis and Reno. Also excludes 47 acres of land in Atlanta held in an unconsolidated joint venture and 207 acres owned in the unconsolidated joint venture at SCLA which could support the development of approximately 3.5 million square feet based on 40% coverage.

(2)	Includes all signed leases whether or not occupancy has commenced as of April 30, 2010.
(3)

DCT contributed the initial capital outlay required for the development of these assets. After the return of this investment and certain other priority distributions, the cash flows from this venture will be shared 50/50.

(4)	DCT’s ownership percentage is 50%
(5)	Based on share of equity invested, for the purposes of SCLA, this is assumed to be 50% (see note 3 above).

10	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INDEBTEDNESS AS OF MARCH 31, 2010

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 3/31/2010
Senior Unsecured Notes:
2010 Notes, fixed rate (1)	1.75%	4.73%	June 2010	$100,000
2010 Notes, variable rate (1)	1.75%	1.75%	June 2010	200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				625,000

Mortgage Notes:
Fixed Rate Secured Debt	5.79%	5.64%	Mar. 2011 - Aug. 2025	389,771
Variable Rate Secured Debt	1.43%	1.43%	October 2011	25,237
Premiums, Net of Amortization				2,874

				417,882

Total Senior Unsecured Notes and Mortgage Notes				1,042,882
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	1.05%	1.05%	December 2010	88,000

Total Carrying Value of Debt				$1,130,882

Fixed Rate Debt	5.34%	5.69%		72%
Variable Rate Debt	1.53%	1.53%		28%
Weighted Average Interest Rate	4.28%	4.53%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$31,774
Development Joint Ventures				59,271

				$91,045

Scheduled Principal Payments of Debt as of March 31, 2010 (excluding premiums)								As of December 31, 2009
Year	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility	Total	Summary Debt Covenants (4)	Threshold	Actual Ratio
2010	300,000	(1)	6,156	88,000	394,156	Consolidated Leverage Ratio	< 60%	48%
2011	50,000		128,941	—	178,941
2012	—		56,986	—	56,986	Consolidated Fixed Charge Coverage Ratio	> 1.5 x	2.9x
2013	175,000		42,892	—	217,892
2014	50,000		5,298	—	55,298	Consolidated Unsecured Leverage Ratio	< 60%	43%
2015	—		46,853	—	46,853
2016	50,000		4,144	—	54,144
2017	—		4,416	—	4,416
2018	—		4,398	—	4,398
2019	—		48,886	—	48,886
Thereafter	—		66,037	—	66,037

Total	$625,000		$415,007	$88,000	$1,128,007

(1)

In June 2008, DCT closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million (the “Initial Funding”) was drawn on June 9, 2008 and used to repay maturing unsecured notes. DCT Industrial Trust has entered into a swap to fix LIBOR on the Initial Funding for two years. The $100 million currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum. On October 3, 2008, the remaining $200 million was drawn and the proceeds used to repay borrowings under the credit facility. The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.

(2)	The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime and matures in December 2010.
(3)	Based on ownership as of March 31, 2010.
(4)	Covenant information presented relates to the senior unsecured revolving credit facility. Calculations are performed in accordance with the credit agreement, based upon definitions contained therein.

11	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CAPITALIZATION AND FIXED CHARGE COVERAGE

(dollar amounts in thousands, except per share data)

Capitalization as of March 31, 2010

Description	Shares or Units (1)	Share Price	Market Value

	(in thousands)
Common shares outstanding	209,624	$5.23	$1,096,334
Operating partnership units outstanding	26,623	$5.23	139,238

Total Equity Market Capitalization			1,235,572

Consolidated debt			1,130,882
Pro rata share of debt related to unconsolidated joint ventures			91,045

Total Debt			1,221,927

Total Market Capitalization			$2,457,499

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			49.7%

Fixed Charge Coverage

	Three Months Ended March 31,
	2010	2009
Net Income (Loss) Attributable to DCT Common Stockholders	$(7,223)	$3,827
Interest expense (2)	12,788	13,371
Pro rata share of interest expense from unconsolidated JVs	626	1,106
Real estate related depreciation and amortization (2)	28,594	26,455
Pro rata share of real estate related depreciation and amortization from unconsolidated JVs	1,572	2,233
Income and other taxes (2)	238	893
Stock-based compensation amortization	1,136	1,138
Noncontrolling interests (2)	(997)	659
Non-FFO (gains) losses on dispositions/acquisitions of real estate interests	394	(79)

Adjusted EBITDA	$37,128	$49,603

Calculation of Fixed Charges
Interest expense (2)	$12,788	$13,371
Capitalized interest	925	1,671
Amortization of loan costs and debt premium/discount	(309)	(334)
Pro rata share of interest expense from unconsolidated JVs	626	1,106

Total Fixed Charges	$14,030	$15,814

Fixed Charge Coverage	2.6	3.1

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.5 million units, unvested Restricted Stock of 0.4 million shares and unvested Phantom Shares of 0.1 million shares.
(2)	Includes amounts related to discontinued operations.

12	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

	CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended March 31, 2010
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$2,604	$4,464	$2,027	$760	$5,326
Other income	—	—	—	—	—

Total revenues	2,604	4,464	2,027	760	5,326

Expenses:
Rental expenses	215	441	85	126	814
Real estate taxes	352	581	315	75	706
Depreciation and amortization	1,155	2,109	908	363	2,702
General and Administrative	141	24	5	2	188

Total expenses	1,863	3,155	1,313	566	4,410
Interest expense	(1,345)	(1,976)	(866)	(235)	—
Taxes	(27)	(5)	(11)	(13)	(5)

Net Income (Loss)	$(631)	$(672)	$(163)	$(54)	$911

Rental revenues	$2,604	$4,464	$2,027	$760	$5,326
Rental expenses and real estate taxes	567	1,022	400	201	1,520

Net Operating Income	$2,037	$3,442	$1,627	$559	$3,806

DCT Industrial Ownership %	20.0%	4.4%	11.4%	10.0%	20.0%

Data by Fund:	Number of Buildings	Square Feet	Occupancy Percentage

Boubyan Fund I	6	2,647	89.8%
TRT-DCT JV I	14	3,673	96.2%
TRT-DCT JV II	6	1,925	97.6%
TRT-DCT JV III	5	900	90.8%
JP Morgan Venture	14	4,956	93.1%

Total	45	14,101	93.8%

	CONSOLIDATED BALANCE SHEETS
	As of March 31, 2010
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Total Investment in properties	$125,292	$213,579	$95,197	$31,142	$287,610
Accumulated depreciation and amortization	(19,683)	(29,201)	(12,623)	(2,332)	(29,711)

Net Investment in properties	105,609	184,378	82,574	28,810	257,899
Cash and cash equivalents	841	2,184	1,751	560	2,040
Other Assets	2,722	3,400	1,639	699	2,170

Total Assets	$109,172	$189,962	$85,964	$30,069	$262,109

Secured debt	$95,500 (1)	$133,850 (2)	$55,375 (3)	$12,237 (4)	$—
Other Liabilities	1,832	4,832	1,491	939	4,052

Total Liabilities	97,332	138,682	56,866	13,176	4,052
Members’ Capital	11,840	51,280	29,098	16,893	258,057

Total Liabilities and Members’ Capital	$109,172	$189,962	$85,964	$30,069	$262,109

	SCHEDULED DEBT MATURITIES
	As of March 31, 2010
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Remainder of 2010	$—	$—	$—	$—	$—
2011	—	—	—	—	—
2012	—	—	—	—	—
2013	—	—	—	—	—
2014.	—	16,041 (2)	39,725 (3)	—	—
Thereafter.	95,500 (1)	117,809 (2)	15,650 (3)	12,237 (4)	—

Total	$95,500	$133,850	$55,375	$12,237	$—

DCT Pro Rata Share	$19,100	$5,160	$6,290	$1,224	$—

(1)	Debt requires interest only payments until 2012 and amortizes thereafter to zero until maturity in 2036 and has a stated interest rate of 5.6%.
(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million of debt, which is payable to and guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%. $33 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.

(3)

$40 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $5 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $11 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$12 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

13	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all capitalized costs associated with the acquisition, as appropriate.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.

Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations under ASC 805-10, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including capitalized acquisition fees, as appropriate.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

14	First Quarter 2010

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, impairment, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data
	Three Months Ended March 31,
	2010	2009
Reconciliation of NOI to Net Income (Loss) From Continuing Operations:
Net Income (Loss) From Continuing Operations	$(8,182)	$4,017
Income and other taxes	238	891
Interest income and other income (expense)	863	(134)
Interest expense	12,788	13,341
Equity in (income) losses of unconsolidated joint ventures, net	611	(4,180)
General and administrative	5,652	5,468
Real estate related depreciation and amortization	28,594	26,156
Institutional capital management and other fees	(640)	(667)

Total net operating income	39,924	44,892
Less net operating income - non-same store properties	(1,679)	(338)

Same store net operating income	38,245	44,554
Less revenue from lease terminations	(34)	(1,397)

Same store net operating income, excluding revenue from lease terminations	38,211	43,157
Less straight-line rents, net of related bad debt expense	(1,117)	(260)
Add back amortization of above/(below) market rents	349	511

Same store cash net operating income, excluding revenue from lease terminations	$37,443	$43,408

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.

15	First Quarter 2010